SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

  Filed by the Registrant      |X|
  Filed by a Party other than the Registrant  | |

  Check the appropriate box:
  | |  Preliminary Proxy Statement
                                | | Confidential, for Use of the Commission Only
                                     (as permitted by Rule 14a-6(e)(2))
  |X|  Definitive Proxy Statement
  | |  Definitive Additional Materials
  | |  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         BIO-IMAGING TECHNOLOGIES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
  |X|  No fee required.
  | |  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

  (1)  Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
  (2)  Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
  (4)  Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
  (5)  Total fee paid:

--------------------------------------------------------------------------------
  | |  Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------
  | | Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

  (1)  Amount Previously Paid:

--------------------------------------------------------------------------------
  (2)  Form, Schedule or Registration Statement no.:

--------------------------------------------------------------------------------
  (3)  Filing Party:

--------------------------------------------------------------------------------
  (4)  Date Filed:

--------------------------------------------------------------------------------

                         BIO-IMAGING TECHNOLOGIES, INC.
                            826 Newtown-Yardley Road
                        Newtown, Pennsylvania 18940-1721



To Our Stockholders:

      You are most cordially invited to attend the 2001 Annual Meeting of Stockholders of Bio-Imaging Technologies, Inc. at 9:00 A.M., local time, on Friday, February 23, 2001, at the Company's principal executive offices at 826 Newtown-Yardley Road, Newtown, Pennsylvania 18940-1721.

      The Notice of Meeting and Proxy Statement on the following pages describe the matters to be presented to the meeting.

      It is important that your shares be represented at this meeting to assure the presence of a quorum. Whether or not you plan to attend the meeting, we hope that you will have your stock represented by signing, dating and returning your proxy in the enclosed envelope, which requires no postage if mailed in the United States, as soon as possible. Your stock will be voted in accordance with the instructions you have given in your proxy.

      Thank you for your continued support.


                                        Sincerely,



                                        Mark L. Weinstein
                                        President and Chief Executive Officer

                         BIO-IMAGING TECHNOLOGIES, INC.
                            826 Newtown-Yardley Road
                        Newtown, Pennsylvania 18940-1721

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          To Be Held February 23, 2001

      The Annual Meeting of Stockholders (the "Meeting") of BIO-IMAGING TECHNOLOGIES, INC., a Delaware corporation (the "Company"), will be held at the Company's principal executive offices at 826 Newtown-Yardley Road, Newtown, Pennsylvania, on Friday, February 23, 2001, at 9:00 A.M., local time, for the following purposes:

     (1) To elect seven directors to serve until the next Annual Meeting of Stockholders and until their respective successors shall have been duly elected and qualified;

     (2) To ratify the appointment of Arthur Andersen LLP as independent auditors for the year ending September 30, 2001; and

     (3) To transact such other business as may properly come before the Meeting or any adjournment or adjournments thereof.

      Holders of Common Stock, $0.00025 par value, of record at the close of business on January 12, 2001 are entitled to notice of and to vote at the Meeting, or any adjournment or adjournments thereof. A complete list of such stockholders will be open to the examination of any stockholder at the Company's principal executive offices at 826 Newtown-Yardley Road, Newtown, Pennsylvania for a period of 10 days prior to the Meeting. The Meeting may be adjourned from time to time without notice other than by announcement at the Meeting.

      IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER OF SHARES YOU MAY HOLD. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE. THE PROMPT RETURN OF PROXIES WILL ENSURE A QUORUM AND SAVE THE COMPANY THE EXPENSE OF FURTHER SOLICITATION. EACH PROXY GRANTED MAY BE REVOKED BY THE STOCKHOLDER APPOINTING SUCH PROXY AT ANY TIME BEFORE IT IS VOTED. IF YOU RECEIVE MORE THAN ONE PROXY CARD BECAUSE YOUR SHARES ARE REGISTERED IN DIFFERENT NAMES OR ADDRESSES, EACH SUCH PROXY CARD SHOULD BE SIGNED AND RETURNED TO ENSURE THAT ALL OF YOUR SHARES WILL BE VOTED.

                                          By Order of the Board of Directors


                                          William J. Thomas, Esq.
                                          Secretary

Newtown, Pennsylvania
January 19, 2001

        THE COMPANY'S 2000 ANNUAL REPORT ACCOMPANIES THE PROXY STATEMENT.

                         BIO-IMAGING TECHNOLOGIES, INC.
                            826 Newtown-Yardley Road
                        Newtown, Pennsylvania 18940-1721

                 -----------------------------------------------

                                 PROXY STATEMENT

                 -----------------------------------------------

      This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Bio-Imaging Technologies, Inc. (the "Company") of proxies to be voted at the Annual Meeting of Stockholders of the Company to be held on Friday, February 23, 2001 (the "Meeting"), at the Company's executive offices at 826 Newtown-Yardley Road, Newtown, Pennsylvania, at 9:00 A.M., local time, and at any adjournment or adjournments thereof. Holders of record of Common Stock, $0.00025 par value ("Common Stock"), as of the close of business on January 12, 2001 will be entitled to notice of and to vote at the Meeting and any adjournment or adjournments thereof. As of that date, there were 8,190,545 shares of Common Stock issued and outstanding and entitled to vote. Each share of Common Stock is entitled to one vote on any matter presented at the Meeting. The aggregate number of votes entitled to be cast at the Meeting is 8,190,545.

      If proxies in the accompanying form are properly executed and returned, the shares of Common Stock represented thereby will be voted in the manner specified therein. If not otherwise specified, the shares of Common Stock represented by the proxies will be voted (i) FOR the election of the seven nominees named below as Directors, (ii) FOR the ratification of the appointment of Arthur Andersen LLP, as independent auditors for the year ending September 30, 2001, and (iii) in the discretion of the persons named in the enclosed form of proxy, on any other proposals which may properly come before the Meeting or any adjournment or adjournments thereof. Any Stockholder who has submitted a proxy may revoke it at any time before it is voted, by written notice addressed to and received by the Secretary of the Company, by submitting a duly executed proxy bearing a later date or by electing to vote in person at the Meeting. The mere presence at the Meeting of the person appointing a proxy does not, however, revoke the appointment.

      The presence, in person or by proxy, of holders of shares of Common Stock having a majority of the votes entitled to be cast at the Meeting shall constitute a quorum. The affirmative vote by the holders of a plurality of the shares of Common Stock represented at the Meeting is required for the election of directors, provided a quorum is present in person or by proxy. Provided a quorum is present in person or by proxy, all actions proposed herein, other than the election of directors, may be taken upon the affirmative vote of Stockholders possessing a majority of the voting power represented at the Meeting.

      Abstentions are included in the shares present at the Meeting for purposes of determining whether a quorum is present, and are counted as a vote against for purposes of determining whether a proposal is approved. Broker non-votes (when shares are represented at the Meeting by a proxy specifically conferring only limited authority to vote on certain matters and no authority to vote on other matters) are included in the determination of the number of shares represented at the Meeting for purposes of determining whether a quorum is present but are not counted for purposes of determining whether a proposal has been approved and thus have no effect on the outcome.

      This Proxy Statement, together with the related proxy card, is being mailed to the Stockholders of the Company on or about January 19, 2001. The Annual Report to Stockholders of the Company for the fiscal year ended September 30, 2000 ("Fiscal 2000"), including financial statements (the "Annual Report"), is being mailed together with this Proxy Statement to all Stockholders of record as of January 12, 2001. In addition, the Company has provided brokers, dealers, banks, voting trustees and their nominees, at the Company's expense, with additional copies of the Annual Report so that such record holders could supply such materials to beneficial owners as of January 12, 2001.

                              ELECTION OF DIRECTORS

     At the Meeting, seven Directors are to be elected (which number shall constitute the entire Board of Directors of the Company) to hold office until the next Annual Meeting of Stockholders and until their successors shall have been elected and qualified.

     It is the intention of the persons named in the enclosed form of proxy to vote the stock represented thereby, unless otherwise specified in the proxy, for the election as Directors of the persons whose names and biographies appear below. All of the persons whose names and biographies appear below are at present Directors of the Company. In the event any of the nominees should become unavailable or unable to serve as a director, it is intended that votes will be cast for a substitute nominee designated by the Board of Directors. The Board of Directors has no reason to believe that the nominees named will be unable to serve if elected. Each of the nominees has consented to being named in this Proxy Statement and to serve if elected.

     The current Board of Directors and nominees for election to the Board are as follows:

                                                   SERVED AS A
     NAME                               AGE       DIRECTOR SINCE
     ----                               ---       --------------
     Mark L. Weinstein............       47            1998
     Jeffrey H. Berg, Ph.D........       57            1994
     Marc Berger..................       53            1998
     David E. Nowicki, D.M.D......       48            1998
     Allan Rubenstein, M.D........       56            2000
     David M. Stack...............       49            2000
     James A. Taylor, Ph.D........       61            1994

     The principal occupations and business experience, for at least the past five years, of each director and nominee is as follows:

     Mr. Weinstein has been a Director of the Company since March 1998 and has served as the President and Chief Executive Officer of the Company since February 1998. Mr. Weinstein has served as the Chief Financial Officer of the Company since January 31, 2000. Mr. Weinstein joined the Company in June 1997 as Senior Vice President, Sales and Marketing and was appointed Interim Chief Executive Officer in December 1997. Prior to joining the Company, from September 1996 to May 1997, he was the Chief Operating Officer of Internet Tradeline, Inc., an internet-based electronic solutions provider. From July 1991 to August 1996, Mr. Weinstein worked for Medical Economics Company, an international health care information company and wholly-owned division of The Thomson Corporation. He held several senior management positions at Medical Economics Company with his last position being President and Chief Operating Officer of the International Group.

     Dr. Berg has been a Director of the Company since January 1994, has been a senior research analyst for MH Meyerson, a brokerage firm, since September 1994 and has been President of Health Care Insights, a healthcare research and consulting firm, since March 1991. While President of Health Care Insights, from January 1994 to June 1995, Dr. Berg also served as a financial analyst for GKN Securities Corp. ("GKN"), an investment banking firm which served as the underwriter in the Company's June 1992 public offering, and was a financial analyst from March 1992 until December 1992 for The Chicago Corporation, a brokerage firm. Dr. Berg also is a member of the Board of Directors of Allou Health and Beauty Care, LifeQuestMedical, IMX Corporation and Biologix International and is a member of the Compensation Committees of Life Quest Medical and Allou Health and Beauty Care.

     Mr. Berger has been a Director of the Company since September 1998 and has served as Senior Vice President, Managing Director, of Aegis Capital, a brokerage firm, since April 1995 and has been the President of MKB Associates Inc., a financial consulting firm, since 1995. From June 1990 to April 1995, Mr. Berger was Vice President of Seco West Ltd., also a brokerage firm.

     Dr. Nowicki has been a Director of the Company since July 1998 and was appointed Chairman of the Board of Directors of the Company in October 1999. Dr. Nowicki has had a private practice in periodontics and dental implants since September 1981. Dr. Nowicki received his DMD from the University of Medicine and Dentistry of New Jersey in 1976. He completed his postdoctoral training in Periodontology in 1978 and subsequently served on the postgraduate faculty of the University of Medicine and Dentistry of New Jersey as an associate clinical professor until 1994. He has lectured nationally about periodontology; computer imaging for implant surgery; and systems thinking in health care.

     Dr. Rubenstein has been a Director of the Company since July 2000. Dr. Rubenstein is board-certified in neurology and neuroimaging and is currently the Chairman of the Board of both The Cooper Companies, a NYSE listed medical products company, and University HeartScan, a private limited liability company. Dr. Rubenstein has been a Clinical Associate Professor of Neurology at Mount Sinai/NYU Medical Center in New York City since 1981 and a faculty member since 1974. Previously, Dr. Rubenstein was the founder and CEO of a privately held medical imaging company which he sold in 1987.

     Mr. Stack has been a Director of the Company since January 2000. Mr. Stack has served as President and General Partner of Stack Pharmaceuticals Inc., a firm assisting emerging health care companies in the commercialization of their products, since October 1999. He has also served as the Senior Advisor to the CEO of Innovex Inc., a marketing company offering a full range of commercial solutions to clinical research companies, since January 2000. From May 1995 to December 1999, Mr. Stack served as the President and General Manager of Innovex Inc. From April 1993 to May 1995, Mr. Stack had been the Vice President of Business Development and Marketing for Immunomedics, Inc., a biopharmaceutical company focused on the development, manufacture and commercialization of diagnostic imaging and therapeutic products for the detection and treatment of cancer and infectious diseases. From May 1992 to March 1993, Mr. Stack had been the Director of Business Development and Planning for Infectious Disease, Oncology and Virology of Roche Laboratories. Prior to that, he held various other positions with Roche Laboratories for approximately 11 years, and was a retail pharmacist for approximately 3 years after graduating from college.

     Dr. Taylor has been a Director of the Company since October 1994, has been a partner at Merchant-Taylor International, Inc., a bio-pharmaceutical consulting firm, since May 1995 and has been President of Taylor Associates, a regulatory and product development consulting firm since October 1992. From 1987 to 1992, Dr. Taylor was Vice President and Chief Regulatory Officer of ImmunoGen Inc., a pharmaceutical company. From 1983 to 1987, he was Vice President, Regulatory Affairs of Carter-Wallace, Inc. Prior to that, Dr. Taylor was employed in various capacities by ICI Pharmaceuticals for four years and Pfizer Central Research for 12 years.

     None of the Company's Directors are related to any other Director or to any executive officer of the Company. The Company has agreed to take all actions necessary to nominate and cause the election to the Board of Directors of three designees of Covance Inc., a substantial stockholder of the Company. Such obligation terminates at such time as Covance owns less than 200,000 shares of Common Stock. Covance has informed the Company that it does not intend to designate any Directors for the 2001 fiscal year. However, Covance has reserved all rights under its agreement with the Company for subsequent years.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR EACH OF THE NOMINEES FOR THE BOARD OF DIRECTORS.


COMMITTEES AND MEETINGS OF THE BOARD

     There were six meetings of the Board of Directors during Fiscal 2000. During this period, each member of the Board of Directors attended more than 75% of the aggregate of: (i) the total number of meetings of the Board of Directors (held during the period for which such person has been a Director); and (ii) the total number of meetings held by all Committees of the Board on which each such Director served (during the periods such Director served).

     The Board of Directors has two standing committees: the Compensation/ISO Committee and the Audit Committee.

     Audit Committee.  The primary  responsibilities of the Audit Committee,  as
     ---------------
more fully set forth in the Audit Committee Charter adopted by the Company on September 1, 2000 and attached hereto as Appendix A, include: (i) evaluating, and recommending to the Board of Directors the engagement of the Company's independent auditors; (ii) reviewing the results of their audit findings; and
(iii) monitoring on a periodic basis the internal controls of the Company.

     Each Audit Committee Member is an independent member of the Board of Directors as defined in Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards. As an independent director of the Board of Directors of the Company, each Audit Committee Member is not an officer or employee of the Company or its subsidiaries or does not have a relationship which, in the opinion of the Company's Board of Directors, would interfere with the exercise of independent judgement in carrying out the responsibilities of a director. The Audit Committee held four meetings during Fiscal 2000. The Audit Committee is currently comprised of Dr. Nowicki and Mr. Berger.

     Compensation / ISO  Committee.   The  Compensation / ISO  Committee   makes
     -----------------------------
recommendations concerning salaries and incentive compensation for management and employees of the Company and administers the Company's 1991 Stock Option Plan, as amended (the "Plan"). The Compensation/ISO Committee is currently comprised of Drs. Berg and Taylor. The Compensation/ISO Committee held two meetings in Fiscal 2000.


REPORT OF THE AUDIT COMMITTEE

December 15, 2000


To the Board of Directors of Bio-Imaging Technologies, Inc.:

     We have reviewed and discussed with management the Company's audited financial statements as of and for the year ended September 30, 2000.

     We have discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

     We have received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and have discussed with the auditors the auditors' independence.

     Based on the reviews and discussions referred to above, we recommend to the Board of Directors that the financial statements referred to above be included in the Company's Annual Report on Form 10-KSB for the year ended September 30, 2000.

                                        David E. Nowicki, DMD
                                        Audit Committee Chairman

                                        Marc Berger
                                        Audit Committee Member

COMPENSATION OF DIRECTORS

     Each non-employee Director shall receive annual compensation for serving on the Board of $10,000, which is to be paid in equal quarterly cash installments, and 15,000 stock options, with an exercise price based on the fair market value of the Company's Common Stock on the date of grant, and such options shall vest ratably over the period of service. Moreover, such options are subject to a pro-rata reduction if a Director attends, with respect to the applicable year, less than seventy-five percent (75%) of all Board meetings and all meetings of any Committee on which he or she serves. In addition, all Directors were and currently are reimbursed for their expenses for each Board meeting and each Compensation/ISO Committee and Audit Committee meeting attended.

     The following Directors were granted options under the Plan during Fiscal 2000:

                                 NUMBER OF SHARES
                                    UNDERLYING                                     EXERCISE PRICE
         DIRECTOR                OPTIONS GRANTED                GRANT DATE           PER SHARE
         --------           --------------------------          ----------           ---------
Jeffrey H. Berg, Ph.D.....           10,000                 January 27, 2000           $0.75
                                      4,169                     July 1, 2000(1)        $0.66
Marc Berger...............            7,024                     July 1, 2000(1)        $0.66
David E. Nowicki, D.M.D...            9,008                     July 1, 2000(1)        $0.66
Allan Rubenstein, M.D.....           10,000                     July 1, 2000(1)        $0.66
David Stack...............           11,905                 January 18, 2000           $0.63
                                      3,065                     July 1, 2000(1)        $0.66
James A. Taylor, Ph.D.....           10,000                 January 28, 2000           $0.75
                                      4,169                     July 1, 2000(1)        $0.66

-----------------------
(1) On July 1, 2000, the non-employee director was granted additional options so as to create a universal grate date of March 1 each year for all non-employee directors.


                               EXECUTIVE OFFICERS

     The  following  table  identifies  the  current  executive  officers of the
Company:

                                        CAPACITIES IN             IN CURRENT
NAME                             AGE    WHICH SERVED              POSITION SINCE
----                             ---    ------------              --------------

Mark L. Weinstein(1).......       47    President and Chief       February 1998
                                        Executive Officer and
                                        Chief Financial
                                        Officer
Andrew Reiter(2)...........       46    Vice President and           April 1997
                                        Managing Director of
                                        Bio-Imaging
                                        Technologies B.V.
Colin G. Miller, Ph.D.(3)..       40    Vice President of              May 1999
                                        Business Development
David Pitler(4) ...........       45    Vice President of            March 2000
                                        Operations
-----------
(1) As of January 31, 2000, Mr. Weinstein assumed the responsibilities of Chief Financial Officer of the Company, in addition to serving as President and Chief Executive Officer.

(2) Mr. Reiter joined the Company in July 1992 as Director of Clinical Applications Development responsible for the Company's software and systems development and was appointed Vice President and Managing Director of Bio-Imaging Technologies, B.V., the Company's European facility in April 1997. Prior to joining the Company, he spent 18 years with various pharmaceutical and bio-technology companies in the clinical research and information systems development areas.

(3) Dr. Miller joined the Company in May 1999 as the Vice President of Business Development when the Company acquired Bona Fide Ltd. In November 2000, Dr. Miller was appointed as an executive officer of the Company . Dr. Miller was the Director of Clinical Services at Bona Fide Ltd. from February 1994 until May 1999. Prior to his position at Bona Fide Ltd., Dr. Miller spent 10 years with various pharmaceutical companies and medical facilities in the clinical research area.

(4)  Mr.  Pitler  joined  the  Company in March  2000 as the Vice  President  of
     Operations. In November 2000, Mr. Pitler was appointed as an executive officer of the Company. Mr. Pitler spent fours years, from April 1996 until February 2000, at Medical Economics Company, an international health care information company and wholly-owned division of The Thomson Corporation, as Vice President of Production and formerly as Vice President of Integration. From 1981 to 1996, Mr. Pitler held various positions with information processing companies.

     None of the Company's executive officers is related to any other executive officer or to any Director of the Company. Executive officers of the Company are elected annually by the Board of Directors and serve until their successors are duly elected and qualified.


                             EXECUTIVE COMPENSATION

SUMMARY OF COMPENSATION IN FISCAL 2000

      The following Summary Compensation Table sets forth information concerning compensation for services in all capacities awarded to, earned by or paid to each person who served as the Company's Chief Executive Officer at any time during Fiscal 2000 and each other executive officer of the Company whose aggregate cash compensation exceeded $100,000 (collectively, the "Named Executives") during the three years ended September 30, 2000.

                           SUMMARY COMPENSATION TABLE
-----------------------------------------------------------------------------------------------------------
                                                                                  Long-Term
                                                                                Compensation
                                                           Annual               ------------
                                                        Compensation               Awards
                                              --------------------------------- ------------

                                                                                  Securities
                                                                   Other Annual   Underlying     All Other
                                               Salary     Bonus    Compensation     Options    Compensation
     Name and Principal Position        Year    ($)        ($)         ($)            (#)           ($)
                   (a)                   (b)    (c)        (d)         (e)            (g)           (i)
-----------------------------------------------------------------------------------------------------------
Mark L. Weinstein...................    2000    190,000    --             --        150,000         --
  President, Chief Executive Officer    1999    180,000    --             --             --         --
  and Chief Financial Officer           1998    177,523    --             --        150,000         --


Andrew Reiter (1)...................    2000    128,000    --         36,024             --         --
  Vice President and Managing           1999    120,750    --         36,024         15,000         --
  Director of Bio-Imaging               1998    115,000    --         36,024         10,000         --
  Technologies B.V.

Colin G. Miller, Ph.D...............    2000    120,000    --             --             --         --
  Vice President of Business            1999     50,769    --             --         50,000         --
  Development                           1998         --    --             --             --         --

David Pitler........................    2000     66,923    --             --        100,000         --
  Vice President of Operations          1999         --    --             --             --         --
                                        1998         --    --             --             --         --
-----------------------------------------------------------------------------------------------------------

-----------
(1) Mr. Reiter is currently working in the Netherlands as an ex-patriot. As such, his other compensation represents goods and services and housing differentials paid for cost of living differences between the United States and the Netherlands.

OPTION GRANTS IN FISCAL 2000

      The following table sets forth information concerning individual grants of stock options made pursuant to the Plan during Fiscal 2000 to each of the Named Executives and its Chief Executive Officer. The Company has never granted any stock appreciation rights.

                                OPTION GRANTS IN LAST FISCAL YEAR
------------------------------------------------------------------------------------------------------
                                                        Individual Grants
------------------------------------------------------------------------------------------------------
                                       Number of      Percent of
                                      Securities     Total Options
                                      Underlying      Granted to
                                        Options      Employees in     Exercise or
                                        Granted      Fiscal Year      Base Price
               Name                       (#)             (%)           ($/Sh)       Expiration Date
                (a)                       (b)(1)          (c)(2)         (d)               (e)
------------------------------------------------------------------------------------------------------
Mark L. Weinstein(3)...............      150,000          58%            0.72       February 1, 2010
Andrew Reiter......................           --          --               --               --
Colin G. Miller, Ph.D..............           --          --               --               --
David Pitler(4)....................      100,000          38%            1.28        March 6, 2010
------------------------------------------------------------------------------------------------------

-----------
(1) The options were granted as incentive stock options and terminate on the expiration date, subject to earlier termination on the optionee's death, disability or termination of employment with the Company. Options are not assignable or otherwise transferable except by will or the laws of descent and distribution.
(2)   Based on an aggregate of  260,000 options granted to  employees in  Fiscal
      2000.
(3) Subject to certain criteria, such options become exercisable to the extent of 25% on the date of grant and 25% on each of the first, second and third anniversaries of the date of grant.
(4) Subject to certain criteria, 1/48 of such options become exercisable one month from the date of grant and 1/48 of such options become exercisable each month thereafter.


AGGREGATED OPTION EXERCISES IN FISCAL 2000 AND FISCAL YEAR-END OPTION VALUES

      The following table sets forth information concerning each exercise of options during Fiscal 2000 by each of the Named Executives and its Chief Executive Officer and the fiscal year-end value of unexercised in-the-money options.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES
---------------------------------------------------------------------------------------------
                                                            Number of          Value of
                                                            Securities       Unexercised
                                                            Underlying       In-the-Money
                                                           Unexercised        Options at
                                                            Options at          Fiscal
                                Shares                    Fiscal Year-End      Year-End
                              Acquired on       Value           (#)             ($) (1)
                               Exercise       Realized      Exercisable/      Exercisable/
          Name                    (#)            ($)       Unexercisable     Unexercisable
          (a)                     (b)            (c)            (d)               (e)
---------------------------------------------------------------------------------------------

Mark L. Weinstein..........       --             --       202,500/197,500   $111,375/$131,625
Andrew Reiter..............       --             --        66,333/12,167     $20,250/$8,100
Colin G. Miller, Ph.D......       --             --        13,333/36,667     $10,800/$29,700
David Pitler...............       --             --        14,583/85,417          $0/$0
---------------------------------------------------------------------------------------------

-----------
(1) Based on a fiscal year end fair market value of the underlying securities equal to $0.81.

EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT, AND CHANGE-IN-CONTROL ARRANGEMENTS

      On May 21, 1998, the Company executed an Overseas Assignment Policy with Mr. Reiter (the "Overseas Assignment Agreement") regarding his temporary transfer to the Netherlands whereby the Company agreed to provide a cost of living adjustment and severance pay for Company initiated termination equal to one month of Mr. Reiter's current annual salary for each year of service with the Company, not to exceed six months. The initial agreement with Mr. Reiter was for a period of two years and is renewable on an annual basis for additional one year extensions. During Fiscal 2000, the Company and Mr. Reiter extended the Overseas Assignment Agreement for an additional one year period. In addition, the Company executed an employment agreement with Mr. Weinstein on January 20, 2000 (the "Employment Agreement"), whereby the Company has agreed to pay Mr. Weinstein an annual base salary of $190,000. Pursuant to the terms of the Employment Agreement, Mr. Weinstein is also eligible to receive, in addition to certain benefits and perquisites, bonuses and incentive compensation, the amount of which are to be determined by the Board of Directors in its sole discretion.


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

COMMON STOCK

      There are, as of January 12, 2001, approximately 123 holders of record of the Company's Common Stock. The following table sets forth certain information, as of January 12, 2001, with respect to holdings of the Company's Common Stock by (i) each person known by the Company to be the beneficial owner of more than 5% of the total number of shares of Common Stock outstanding as of such date,
(ii) each of the Company's Directors (which includes all nominees), Named Executives and Chief Executive Officer, and (iii) all Directors and executive officers as a group.

                                                AMOUNT AND NATURE OF              PERCENT
NAME AND ADDRESS OF BENEFICIAL OWNER(1)         BENEFICIAL OWNERSHIP(1)         OF CLASS(2)
---------------------------------------         -----------------------         -----------
(i)   Certain Beneficial Owners:
      Covance Inc............................         2,355,000                     28.8
        (formerly Corning
        Pharmaceutical Services Inc.)
        210 Carnegie Center
        Princeton, New Jersey 08540

      Daniel Posilovich......................           548,000                      6.7
        1729 S. Douglass #C
        Anaheim, CA  92806

      Fairview Cemetery of Westfield Corp....           811,042                      9.9
        1100 E. Broad Street, Box 850
        Westfield, New Jersey 07090

(ii)  Directors (which includes all nominees),
      Named Executives and Chief Executive
      Officer:
      Mark L. Weinstein......................           366,833(3)                   4.3
      Andrew Reiter..........................            84,167(4)                   1.0
      Colin G. Miller, Ph.D..................            27,750(5)                    *
      David Pitler...........................            27,500(6)                    *
      Jeffrey H. Berg, Ph.D..................            52,860(7)                    *
      Marc Berger............................           134,529(8)                   1.6
      David E. Nowicki, D.M.D. ..............            99,484(9)                   1.2
      Allan Rubenstein, M.D. ................            15,000(10)                   *
      David M. Stack.........................           155,470(11)                  1.9
      James A. Taylor, Ph.D..................            46,967(12)                   *

(iii) All Directors and executive
      officers as a group
      (10 persons)...........................         1,010,560(3)(4)(5)(6)(7)      11.6
                                                               (8)(9)(10)(11)912)

-----------
*     Less than 1%

(1) Except as otherwise indicated, all shares are beneficially owned and sole investment and voting power is held by the persons named.
(2) Applicable percentage of ownership is based on 8,190,545 shares of Common Stock outstanding, plus any Common Stock equivalents and options or warrants held by such holder which are presently exercisable or will become exercisable within 60 days after January 12, 2001.
(3) Includes 248,333 shares issuable pursuant to presently exercisable options or options which will become exercisable within 60 days after January 12, 2001. Excludes 151,667 shares underlying options which become exercisable over time after such period.
(4) Includes 72,167 shares issuable pursuant to presently exercisable options or options which will become exercisable within 60 days after January 12, 2001. Excludes 16,333 shares underlying options which become exercisable over time after such period.
(5) Includes 23,750 shares issuable pursuant to presently exercisable options or options which will become exercisable within 60 days after January 12, 2001. Excludes 51,250 shares underlying options which become exercisable over time after such period.
(6) Represents 27,500 shares issuable pursuant to presently exercisable options or options which will be exercisable within 60 days after January 12, 2001. Excludes 82,500 shares underlying options which become exercisable over time after such period.
(7) Represents 52,860 shares issuable pursuant to presently exercisable options or options which will be exercisable within 60 days after January 12, 2001.
(8) Represents 50,000 shares owned indirectly by Mr. Berger in the MKB Associates Inc. Profit Sharing Account and 50,000 shares owned indirectly by Mr. Berger in the MKB Associates Inc. Pension Fund Account, of which Mr. Berger is the beneficial owner, and 600 shares owned directly by Mr. Berger in his Individual Retirement Account. Includes 28,929 shares issuable pursuant to presently exercisable options or options which will become exercisable within 60 days after January 12, 2001.
(9) Includes 29,484 shares issuable pursuant to presently exercisable options or options which will become exercisable within 60 days after January 12, 2001.
(10) Includes 10,000 shares issuable pursuant to presently exercisable options or options which will be exercisable within 60 days after January 12, 2001.
(11) Represents 47,500 shares owned directly by Mr. Stack, and 25,000 shares owned by his wife, Christine Stack, and 68,000 shares owned by a trust established for the benefit of his minor children, of which Mr. Stack is the beneficial owner of all of such shares. Includes 14,970 shares issuable pursuant to presently exercisable options or options which will become exercisable within 60 days after January 12, 2001.
(12) Represents 46,967 shares issuable pursuant to presently exercisable options or options which will be exercisable within 60 days after January 12, 2001.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

TRANSACTIONS WITH IPA

     On December 21, 1995, the Investment Partners of America ("IPA") purchased 416,667 shares of the Company's Series A Convertible Preferred Stock, $0.00025 par value (the "Series A Stock"). The Series A Stock provided for (i) voting rights on an as-converted to Common Stock basis, with standard protective provisions; (ii) a liquidation preference of $1.20 per share; (iii) anti-dilution protection and price protection provisions; (iv) cumulative dividends of $0.096 per share per annum, payable out of funds legally available for the payment of dividends and only upon declaration of dividends by the Board of Directors of the Company; and (v) certain registration rights with respect to the shares of Common Stock issuable upon conversion of Series A Stock. Dividends are payable in cash or in the Company's Common Stock at the Company's discretion. The Series A Stock is convertible into shares of Common Stock on a one-for-one basis. The Company has the option to require full conversion of the Series A Stock at any time after five years from the date of issuance.

     On January 2, 2001, the Company elected to convert the 416,667 shares of its Series A Stock held of record by IPA into 416,667 shares of its Common Stock. The shares of Common Stock issued upon conversion of the Series A Stock were issued to the designees of IPA and have certain piggy-back registration rights. The Company has satisfied any and all obligations with respect to cumulative dividends on the Series A Stock. The Company has not and will not receive any consideration for the conversion of the Series A Stock. The Company has not and will not receive any of the proceeds from any sales of such shares of Common Stock by IPA or its designees. The Company currently has no issued and outstanding shares of Series A Stock.

     On June 26, 1996, the Company issued to IPA, one five-year warrant (the "Class C Warrants") to purchase 66,667 shares of the Company's Common Stock at an initial exercise price of $1.05 per share, the fair market value of the Company's Common Stock at date of issuance. The exercise price of this warrant issued to IPA is subject to adjustment to protect against dilution in the event of certain transactions and the shares of Common Stock issued upon exercise of the warrant have certain piggyback registration rights. As of September 30, 2000, the adjusted exercise price of the Class C Warrants was $0.63. The Class C Warrants contain certain maintenance rights pursuant to which, subject to certain conditions, whenever the Company proposes to issue new securities, it must first offer to IPA the right to purchase, on the same terms as are offered to the other purchasers of the new securities, such number of new securities as are required to ensure that IPA's percentage ownership of the Company shall be the same after the proposed sale as it was prior to such sale. As of January 12, 2001, IPA did not exercise the Class C Warrants held of record by IPA to purchase 66,667 shares of the Company's Common Stock. The Company has not and will not receive any of the proceeds from any sales of such shares of Common Stock by IPA or its designees.


TRANSACTIONS WITH COVANCE

     On October 13, 1994, the Company and Covance Inc. entered into an agreement whereby Covance purchased; (i) 2,355,000 shares of the Company's Common Stock, $0.00025 par value, (ii) a warrant to purchase 250,000 shares of Common Stock with an initial exercise price of $1.25 per share and (iii) a warrant to purchase 250,000 shares of Common Stock with an initial exercise price of $1.50 per share (the "Warrants"), for an aggregate purchase price of $1,819,500. The Warrants expired on October 13, 1998 without being exercised.


               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors of the Company has, subject to stockholder approval, retained Arthur Andersen LLP as independent auditors of the Company for the fiscal year ending September 30, 2001. Neither of the firms nor any of their members has any direct or indirect financial interest in or any connection with the Company in any capacity other than as auditors.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2001.

     One or more representatives of Arthur Andersen LLP is expected to attend the Meeting and have an opportunity to make a statement and/or respond to appropriate questions from stockholders.


                             STOCKHOLDERS' PROPOSALS

     Stockholders who wish to submit proposals for inclusion in the Company's proxy statement and form of proxy relating to the 2002 Annual Meeting of Stockholders must advise the Secretary of the Company of such proposals in writing by September 22, 2001.

                                  OTHER MATTERS

     The Board of Directors is not aware of any matter to be presented for action at the Meeting other than the matters referred to above and does not intend to bring any other matters before the Meeting. However, if other matters should come before the Meeting, it is intended that holders of the proxies will vote thereon in their discretion.


                                     GENERAL

     The accompanying proxy is solicited by and on behalf of the Board of Directors of the Company, whose notice of meeting is attached to this Proxy
Statement, and the entire cost of such solicitation will be borne by the Company.

     In addition to the use of the mails, proxies may be solicited by personal interview, telephone and telegram by directors, officers and other employees of the Company who will not be specially compensated for these services. The Company will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held of record by such brokers, nominees, custodians and other fiduciaries. The Company will reimburse such persons for their reasonable expenses in connection therewith.

     Certain information contained in this Proxy Statement relating to the occupations and security holdings of directors and officers of the Company is based upon information received from the individual directors and officers.


      BIO-IMAGING TECHNOLOGIES, INC. WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS REPORT ON FORM 10-KSB FOR THE YEAR ENDED SEPTEMBER 30, 2000, INCLUDING FINANCIAL STATEMENTS AND SCHEDULES THERETO BUT NOT INCLUDING EXHIBITS, TO EACH OF ITS STOCKHOLDERS OF RECORD ON January 12, 2001 AND TO EACH BENEFICIAL STOCKHOLDER ON THAT DATE UPON WRITTEN REQUEST MADE TO THE SECRETARY OF THE COMPANY. A REASONABLE FEE WILL BE CHARGED FOR COPIES OF REQUESTED EXHIBITS.

      PLEASE DATE, SIGN AND RETURN THE PROXY CARD AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED RETURN ENVELOPE. A PROMPT RETURN OF YOUR PROXY CARD WILL BE APPRECIATED AS IT WILL SAVE THE EXPENSE OF FURTHER MAILINGS.


                                       By Order of the Board of Directors



                                       William J. Thomas, Esq.
                                       Secretary

Newtown, Pennsylvania
January 19, 2001

                                                                      APPENDIX A

                         BIO-IMAGING TECHNOLOGIES, INC.
                            (A DELAWARE CORPORATION)
                             AUDIT COMMITTEE CHARTER

PREAMBLE AND AUTHORITY

     Primary responsibility for implementation of Bio-Imaging Technologies, Inc.'s (the "Corporation") financial reporting and internal operating controls is vested in senior operating management as overseen by the Board of Directors (the "Board") on behalf of the shareholders. The Board has therefore directed that the Audit Committee (the "Committee"), a standing committee of the Board, function as overseer of the Corporation's financial reporting process and internal controls. The outside auditors are ultimately responsible and accountable to the Board and the Committee rather than the management of the Corporation. Therefore, the Committee shall periodically evaluate and annually nominate to the Board the outside auditors to be proposed for stockholder approval and nominate the outside legal counsel as it relates to matters under the jurisdiction of the Audit Committee.

     The audit committee shall provide assistance to the corporate directors in fulfilling their statutory and fiduciary responsibilities to the shareholders, potential shareholders, and investment community relating to corporate accounting, and the quality and integrity of the financial practices, controls and reports of the Corporation. In so doing, the Committee shall maintain free and open lines of communication and functional working relationships between the directors, the outside auditors, the internal auditors, outside legal counsel and the management of the Corporation. Management shall therefore insure that the audit committee is given both the resources and the unrestricted access to Corporation documents, personnel and corporate advisors necessary to discharge the committee's responsibilities. The Committee shall have the authority to utilize additional outside accountants, attorneys or other advisors to assist the Committee in special circumstances approved by the majority of the Board. Consistent with the Board adopted principles of Policy Governance, it is incumbent on the audit committee to fulfill its oversight responsibilities without unnecessary or inappropriate interference with the appropriate operational prerogatives of corporate management.

     Most meetings with outside auditors and/or legal counsel will be conducted in the presence of the Chief Financial Officer, or such similar executive officer, and other members of management. The Committee shall also periodically meet the outside auditors and/or legal counsel without the presence of management to determine whether the outside auditors and/or legal counsel had the full cooperation of management, if there are any matters regarding the Corporation and its financial and legal affairs and records that raise the concern of these outside advisors and whether the appropriate accounting systems and controls are in place or need revision in the judgment of such outside auditors and legal counsel.

     The Committee shall meet at least quarterly, prior to the 10-QSB filings with the SEC, to review the annual audit prior to filing Form 10-KSB and, as necessary, at the call of the Board. The Committee shall submit a report to the Board subsequent to any Committee meeting or investigation. The Committee and the Board of Directors shall review and reassess this Charter on an annual basis and evaluate the performance of the Committee and its' members on an annual basis.


MEMBERSHIP

     The Committee shall be composed of at least two "independent" directors as defined in NASDAQ listing standards regarding audit committees requirements (Rule 4200 (15)). The members of the Committee shall have a sufficient understanding of financial reporting and internal control principles to understand and help deal with material financial reporting and internal control issues. At least one (1) member of the Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background, which results in the individual's financial sophistication.

     "Independent director" means a person other than an officer or employee of the Corporation or its' subsidiaries or any individual having a relationship which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director or Committee member. The following persons shall not be considered independent:

          (a) a director who is employed by the Corporation or any of its affiliates for the current year or any of the past three (3) years;

          (b) a director who accepts any compensation from the Corporation or any of its affiliates in excess of $60,000 during the previous fiscal year, other than compensation for service on the Board, benefits under a tax-qualified retirement plan, or non-discretionary compensation;

          (c) a director who is a member of the immediate family of an individual who is, or has been in any of the past three (3) years, employed by the Corporation or any of its affiliates as an executive officer. Immediate family includes a person's spouse, parents, children, siblings, mother-in-law, father-in-law, brother-in-law, sister-in-law, son-in-law, daughter-in-law, and anyone who resides in such person's home;

          (d) a director who is a partner in, or a controlling stockholder or an executive officer of, any for-profit business organization to which the Corporation made, or from which the Corporation received, payments (other than those arising solely from investments in the Corporation's securities) that exceed five percent (5%) of the Corporation's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three (3) years; or

          (e) a director who is employed as an executive of another entity where any of the Corporation's executives serve on that entity's compensation committee.


RESPONSIBILITIES

     (1) The committee shall periodically evaluate the independence of the outside auditors and shall receive from the outside auditors a formal written statement delineating all relationships between the auditors and the
Corporation, consistent with Independence Standards Board Standard 1. The committee will engage in a dialogue with the outside auditors with respect to any disclosed relationships or services, including any effect of non-audit services provided, which may impact upon the objectivity and independence of the auditors. The committee shall take all appropriate action or recommend that the Board take appropriate action to oversee and ensure the independence of the outside auditors.

     (2) The committee shall provide to management and the outside auditors a copy of the Committee charter so as to communicate the intended responsibilities and relationships between the Corporation's outside auditors, management, the Committee and the Board as representatives of the shareholders.

     (3) The Committee will oversee the external audit coverage, including:

         (a) Annual nomination of the outside auditor to the Board.

         (b) Auditor engagement process, letter and estimated fees

         (c) Meeting with the Corporation's outside auditors prior to the commencement of the audit to review the planning and staffing of the audit and to discuss any particular areas that may require emphasis or special procedures during that particular year's audit.

         (d) Monitoring of audit results and review the results of each outside audit, including any qualifications in the outside auditors' opinion, any related letter to management, management's responses to recommendations made by the outside auditors in connection with the audit, reports submitted to the Committee by the internal auditing department that are material to the Corporation as a whole and management's responses to those reports. After the completion of the Corporation's annual audit, the Committee shall review with the outside auditors any problems or difficulties that the outside auditors may have encountered in conducting the audit. With respect to any areas identified as requiring special audit procedures, the Committee shall review the findings of the outside auditors and determine whether revisions to corporate policy or procedures are necessary.

          (e) Review and evaluate outside auditor's performance.

          (f) Determine the extent to which the planned audit scope of the outside auditors can be relied on to detect fraud or weaknesses in internal controls, and review management's plans to monitor compliance with these internal controls.

     (4) The Committee shall report to the shareholders, in the proxy statement,
(i) whether or not the Committee has discussed matters required to be discussed under Statement on Auditing Standards No. 61, (ii) received written disclosures from the outside auditor regarding independence as required by Independence Standards Board Standard No. 1, and (iii) based on these discussions, whether the Committee recommended to the Board that the audited financial statements be included in the Corporation's Annual Report on Form 10 - KSB.

     (5) The outside auditors will comment on the quality of the Corporation's accounting principles and certain policy decisions with management and the Committee. This discussion will review the quality of the Corporation's internal financial controls and whether these controls are designed to provide reasonable assurance that the Corporation's publicly reported financial statements and related management commentaries are in conformity with generally accepted accounting principles. The discussion should include such issues as the clarity of the Corporation's financial disclosures and degree of reasonableness and accuracy of the Corporation's accounting principles and underlying estimates and other significant decisions made by management in preparing the financial disclosure forms.

     (6) The Audit Committee shall review with management and the outside auditors the Corporation's Quarterly Reports on Form 10-QSB and the Corporation's Annual Reports on Form 10-KSB prior to submission to the Securities and Exchange Commission. The committee shall discuss these reports and matters required to be communicated to the Committee by the outside auditors under generally accepted auditing standards and SAS 71. This review shall also include discussion and resolution of any significant disputes between management and the outside auditors that arise in connection with the preparation of these financial statements. This review will also include a review with management of the "management's discussion and analysis" sections of the filings.

     (7) The Committee shall inquire of management and the outside auditors regarding the existence of any significant accounting accruals, reserves, or estimates made by management that had or may have a material impact on the financial statements. In addition, the Committee must review and approve the outside auditor's recommendations regarding unrecorded adjustments which were identified by either management or the outside auditors, ensuring that the requirements of SAB No. 99 have been met as to materiality. The Committee shall discuss with management and the outside auditors each recorded and unrecorded adjustment and any control process deficiencies that gave rise to the adjustment.

     (8) The Committee shall inquire of management and the outside auditors if there were any significant reporting or operational issues affecting the financial statements that were discussed with the outside auditors during the accounting period and, if so, how they were resolved.

     (9) The Committee shall receive from management a notification of issues and responses whenever management seeks a second opinion from an outside auditor.

     (10) The Committee shall review the letter of management representations given to the outside auditor and inquire of the auditor whether any difficulties were encountered in obtaining the letter.

     (11) The Committee shall inquire as to the existence of any open years on federal income tax returns and whether there are any significant items that have been or might be disputed by the Internal Revenue Service and inquire about the status of related tax reserves.

     (12) The Committee shall receive periodic reports from management and the outside auditor to assess the impact of significant regulatory changes and accounting or reporting changes proposed by the Financial Accounting Standards Board or the SEC or any other significant matters that may affect the Corporation.

     (13) The Committee shall meet periodically with management to review the Corporation's major financial risk exposures and the risks associated with any significant litigation actions being addressed by the Corporation.

     (14) Review corporate policies relating to compliance with laws and regulations, insider trading, conflict of interest and the investigation of misconduct or fraud to verify that the Corporation is conducting its' affairs legally, ethically and fairly.

     (15) Review current and pending litigation or regulatory proceedings bearing on corporate governance in which the Corporation is a party.

     (16) Review significant cases of employee conflict of interest, misconduct or fraud as they arise.

     (17) Review in-house policies and procedures for regular review of officers' expenses and perquisites, including use of corporate assets.

     (18) Review plans and budgets to determine that staffing plans, financial budgets and schedules provide for adequate support of the audit committee's goals and objectives.

     (19) Discuss with management and the outside auditor the Corporation's electronic data processing procedures and controls and inquire about specific security programs to protect against computer fraud or misuse both within and outside the Corporation.

     (20) Meet periodically with the Corporation's outside legal counsel to discuss legal matters that may have a significant impact on the Corporation.

     (21) Meet privately with the outside auditors to discuss pertinent matters, including quality of management and financial personnel, and to determine if any restrictions have been placed by management on the scope of their examination or if there are other matters that should be discussed with the audit committee.

     (22) Review various operational aspects of the Corporation on a planned basis to ensure a general understanding of the functional areas of the organization.

     (23) Direct special investigations into significant matters brought to its attention within the scope of its duties.


OTHER RESPONSIBILITIES

     The Committee may be also assigned other responsibilities related to the reliability and integrity of the Corporation's financial results and related matters such as preliminary review of annual and quarterly reports and review of periodic filings with the Securities and Exchange Commission.


LIMITATIONS

     According to Section 141(c)(2) of the Delaware General Corporation Law (the "DGCL"), there are certain powers that the Board may not lawfully delegate to the Committee. Such powers include, but are not limited to, the following:

          1. Approve, adopt or recommend to stockholders any action or matter expressly required by the DGCL to be submitted to stockholders for approval; or

          2. Adopt, amend or repeal bylaws.

     Accordingly, the Committee shall not have any authority with respect to the foregoing powers.

     Adopted by the Board of Directors as of August 9, 2000.

                         BIO-IMAGING TECHNOLOGIES, INC.
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
            OF THE CORPORATION FOR THE ANNUAL MEETING OF STOCKHOLDERS

     The undersigned hereby constitutes and appoints Mark L. Weinstein and Maria
T. Kraus, and each of them, his or her true and lawful agent and proxy with full power of substitution in each, to represent and to vote on behalf of the undersigned all of the shares of Bio-Imaging Technologies, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Company's principal executive offices at 826 Newtown-Yardley Road, Newtown, Pennsylvania, on Friday, February 23, 2001, at 9:00 A.M., local time, and at any adjournment or adjournments thereof, upon the following proposals more fully described in the Notice of Annual Meeting of Stockholders and Proxy Statement for the Meeting (receipt of which is hereby acknowledged).

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

1.    ELECTION OF DIRECTORS.
                Nominees:  Jeffrey H. Berg, Ph.D.; Marc Berger; David E.
                           Nowicki, D.M.D.; Allan Rubenstein, M.D.; David M. Stack; James A. Taylor, Ph.D.; and Mark L. Weinstein.

(Mark one only)

VOTE FOR all the nominees listed above;  except vote withheld from the following
nominees (if any).  |   |



------------------------------------------------------------------

VOTE WITHHELD from all nominees.  |   |


2. APPROVAL OF PROPOSAL TO RATIFY THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2001.

FOR  |   |                       AGAINST  |   |                   ABSTAIN  |   |


                  (continued and to be signed on reverse side)

3. In his discretion, the proxy is authorized to vote upon other matters as may properly come before the Meeting.


                                        Dated:
                                              ----------------------------------


                                        ----------------------------------------
                                        Signature of Stockholder


                                        ----------------------------------------
                                        Signature of Stockholder if held jointly

                                        THIS PROXY MUST BE SIGNED
                                        EXACTLY AS THE NAME APPEARS
                                        HEREON.  WHEN SHARES ARE HELD
                                        BY JOINT TENANTS, BOTH SHOULD
                                        SIGN. IF THE SIGNER IS A
                                        CORPORATION, PLEASE SIGN FULL
                                        CORPORATE NAME BY DULY
                                        AUTHORIZED OFFICER, GIVING FULL
                                        TITLE AS SUCH. IF A
                                        PARTNERSHIP, PLEASE SIGN IN
                                        PARTNERSHIP NAME BY AUTHORIZED
                                        PERSON.

I WILL | |  WILL NOT | | attend the Meeting.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.